SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of the 1st day of January, 2022 (the "Effective Date") by and between PW CO CanRE Walsenburg LLC, a Colorado limited liability company ("Landlord"), and Walsenburg Cannabis LLC, a Colorado limited liability company ("Tenant").

RECITALS:

A. Landlord and Tenant are parties to the Lease Agreement dated May 21, 2021 (the "Original Lease"), pursuant to which Tenant leases from Landlord the land and all improvements thereon located at 23054 Hwy 160, Walsenburg, CO 81089 as more particularly described in the Original Lease (the "Property").

B. Subsequent to the Original Lease, the Tenant has entered into a Sublease with Fifth Ace, LLC, a Colorado limited liability company, for the purpose of operating a Marijuana Infused Product manufacturing and processing facility ("MIP") on a portion of the parcel located at 7889 Tamarack Lane, Ordway, Colorado 81063 (the "MIP Area")

C. Landlord and Tenant desire to amend the Original Lease to add additional items related to the MIP to the property improvement budget (the "Additional Items"), place and assemble the Additional Items at the MIP Area, and to make corresponding changes to the Original Lease. The MIP Site and the Additional Items are described in Exhibit 1 – Second Amendment and Exhibit 2 - Second Amendment, respectively, attached hereto.

AGREEMENT:

THEREFORE, in consideration of the mutual covenants set forth herein, the Original Lease is hereby amended on the terms and conditions hereinafter set forth.

1. Initially capitalized terms not otherwise defined herein will have the meanings given to such terms in the Original Lease.

2. The definition of "Base Rent" in the Original Lease is amended to include the column entitled "Monthly Rent" on the Rent Schedule attached as Exhibit 3 – Second Amendment, which will be in addition to the Monthly Rent on the Rent Schedule attached to the Original Lease as Exhibit 3. The term of this Second Amendment shall be <u>one hundred and twenty (120)</u> full calendar months from the Effective Date. This Second Amendment shall not be granted Option Terms as described in the Original Lease. In the event of the federal legalization of the recreations use of cannabis in the United States, the Base Rent attributable to the Additional Items will be the amount listed in the column entitled "Rent if Reset' in the Rent Scheduled attached as Exhibit 3 – Second Amendment.

3. Effective as of the date of this Amendment, Section 11.1 of the Original Lease is amended to require that the Security Deposit shall be increased to $291,000 and Tenant shall deposit $20,500 on the Effective Date and an additional $20,500 by June 30, 2022 to fund the increased Security Deposit.

4. This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof.

5. Except as specifically amended, modified or supplemented herein, the Original Lease, as amended hereby, is hereby confirmed and ratified in all respects and will remain in full force and effect according to its terms. In the event of any conflict or inconsistency between the provisions of the Original Lease and this Amendment, the provisions of this Amendment will control in all instances.

6. This Amendment may be executed in several counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument. Executed copies hereof may be delivered by telecopy or electronic delivery, and upon receipt, will be deemed originals and binding upon the parties hereto.

7. Each party represents and warrants that, as of the date of this Amendment it has the unconditional and unrestricted right, power and authority to enter into this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above.

[SIGNATURE PAGE TO FOLLOW]

TENANT:

Walsenburg Cannabis LLC,
a Colorado limited liability company

By: Jared Schrader

Name: Jared Schrader

Title: President

LANDLORD:

PW CO CanRE Walsenburg LLC,
a Colorado limited liability company

By: ________________

Name: David H. Lesser

Title: Authorized Signatory

JOINDER OF GUARANTOR

The Guarantor of the Original Lease join herein for the purposes of evidencing their consent to this Amendment, and agreement to be bound all obligations of the Tenant Parties under the Original Lease as amended by this Amendment. The obligations of the Tenant Parties herein shall be joint and several.

Walsenburg Cannabis LLC, a Colorado limited liability company

By: Jared Schrader

Name: Jared Schrader
Title: Authorized Signatory

Exhibit 1 – Second Amendment


Lot 7
SE 1/4
SECTION 7
CROWLEY COUNTY ROAD "H"
MAVERICK LANE
NE 1/4
SECTION 18
NW 1/4
SECTION 18


Approx.
45' x 35'
MIP Area
NEXUS
CORPORATION

12371795.1

Exhibit 2 – Second Amendment

Power REIT Funded Construction Costs			
	H&H Lab Equipment - Invoice 1035		398,151
	C1D1 Container		154,250
	Mobilization and Shipping		2,000
	Electric Connection		10,000
	Concrete Piers		5,000
	Licensing		16,000
	2nd Container		10,000
	Contingency / Development Fee (5%)		30,000
Total			625,401

Balance of this page purposefully blank

<u>**Exhibit 3 – Second Amendment**</u>

Month	Date	Monthly Rent		Monthly Rent if Reset
1	1-Jan-22	-		NA
2	1-Feb-22	-		NA
3	1-Mar-22	-		NA
4	1-Apr-22	-		NA
5	1-May-22	-		NA
6	1-Jun-22	-		NA
7	1-Jul-22	17,511.14		NA
8	1-Aug-22	17,511.14		NA
9	1-Sep-22	17,511.14		NA
10	1-Oct-22	17,511.14		NA
11	1-Nov-22	17,511.14		NA
12	1-Dec-22	17,511.14		NA
13	1-Jan-23	17,511.14		NA
14	1-Feb-23	17,511.14		NA
15	1-Mar-23	17,511.14		NA
16	1-Apr-23	17,511.14		NA
17	1-May-23	17,511.14		NA
18	1-Jun-23	17,511.14		NA
19	1-Jul-23	17,511.14		NA
20	1-Aug-23	17,511.14		NA
21	1-Sep-23	17,511.14		NA
22	1-Oct-23	17,511.14		NA
23	1-Nov-23	17,511.14		NA
24	1-Dec-23	17,511.14		NA
25	1-Jan-24	17,511.14		NA
26	1-Feb-24	17,511.14		NA
27	1-Mar-24	17,511.14		NA
28	1-Apr-24	17,511.14		NA
29	1-May-24	17,511.14		NA
30	1-Jun-24	17,511.14		NA
31	1-Jul-24	17,511.14		NA
32	1-Aug-24	17,511.14		NA
33	1-Sep-24	17,511.14		NA
34	1-Oct-24	17,511.14		NA
35	1-Nov-24	17,511.14		NA
36	1-Dec-24	17,511.14		NA
37	1-Jan-25	17,511.14		NA

38	1-Feb-25	17,511.14		NA
39	1-Mar-25	17,511.14		NA
40	1-Apr-25	17,511.14		NA
41	1-May-25	17,511.14		NA
42	1-Jun-25	17,511.14		NA
43	1-Jul-25	6,776.81		NA
44	1-Aug-25	6,776.81		NA
45	1-Sep-25	6,776.81		NA
46	1-Oct-25	6,776.81		NA
47	1-Nov-25	6,776.81		NA
48	1-Dec-25	6,776.81		NA
49	1-Jan-26	6,776.81		NA
50	1-Feb-26	6,776.81		NA
51	1-Mar-26	6,776.81		NA
52	1-Apr-26	6,776.81		NA
53	1-May-26	6,776.81		NA
54	1-Jun-26	6,776.81		NA
55	1-Jul-26	6,980.12		NA
56	1-Aug-26	6,980.12		NA
57	1-Sep-26	6,980.12		NA
58	1-Oct-26	6,980.12		NA
59	1-Nov-26	6,980.12		NA
60	1-Dec-26	6,980.12		NA
61	1-Jan-27	6,980.12		NA
62	1-Feb-27	6,980.12		NA
63	1-Mar-27	6,980.12		NA
64	1-Apr-27	6,980.12		NA
65	1-May-27	6,980.12		NA
66	1-Jun-27	6,980.12		NA
67	1-Jul-27	7,189.52		NA
68	1-Aug-27	7,189.52		NA
69	1-Sep-27	7,189.52		NA
70	1-Oct-27	7,189.52		NA
71	1-Nov-27	7,189.52		NA
72	1-Dec-27	7,189.52		NA
73	1-Jan-28	7,189.52		4,728.01
74	1-Feb-28	7,189.52		4,728.01
75	1-Mar-28	7,189.52		4,728.01
76	1-Apr-28	7,189.52		4,728.01

77	1-May-28	7,189.52		4,728.01
78	1-Jun-28	7,189.52		4,728.01
79	1-Jul-28	7,405.20		4,728.01
80	1-Aug-28	7,405.20		4,728.01
81	1-Sep-28	7,405.20		4,728.01
82	1-Oct-28	7,405.20		4,728.01
83	1-Nov-28	7,405.20		4,728.01
84	1-Dec-28	7,405.20		4,728.01
85	1-Jan-29	7,405.20		4,869.85
86	1-Feb-29	7,405.20		4,869.85
87	1-Mar-29	7,405.20		4,869.85
88	1-Apr-29	7,405.20		4,869.85
89	1-May-29	7,405.20		4,869.85
90	1-Jun-29	7,405.20		4,869.85
91	1-Jul-29	7,627.36		4,869.85
92	1-Aug-29	7,627.36		4,869.85
93	1-Sep-29	7,627.36		4,869.85
94	1-Oct-29	7,627.36		4,869.85
95	1-Nov-29	7,627.36		4,869.85
96	1-Dec-29	7,627.36		4,869.85
97	1-Jan-30	7,627.36		5,015.94
98	1-Feb-30	7,627.36		5,015.94
99	1-Mar-30	7,627.36		5,015.94
100	1-Apr-30	7,627.36		5,015.94
101	1-May-30	7,627.36		5,015.94
102	1-Jun-30	7,627.36		5,015.94
103	1-Jul-30	7,856.18		5,015.94
104	1-Aug-30	7,856.18		5,015.94
105	1-Sep-30	7,856.18		5,015.94
106	1-Oct-30	7,856.18		5,015.94
107	1-Nov-30	7,856.18		5,015.94
108	1-Dec-30	7,856.18		5,015.94
109	1-Jan-31	7,856.18		5,166.42
110	1-Feb-31	7,856.18		5,166.42
111	1-Mar-31	7,856.18		5,166.42
112	1-Apr-31	7,856.18		5,166.42
113	1-May-31	7,856.18		5,166.42
114	1-Jun-31	7,856.18		5,166.42
115	1-Jul-31	8,091.87		5,166.42

116	1-Aug-31	8,091.87		5,166.42
117	1-Sep-31	8,091.87		5,166.42
118	1-Oct-31	8,091.87		5,166.42
119	1-Nov-31	8,091.87		5,166.42
120	1-Dec-31	8,091.87		5,166.42
121	1-Jan-32	-		-
122	1-Feb-32	-		-
123	1-Mar-32	-		-
124	1-Apr-32	-		-
125	1-May-32	-		-
126	1-Jun-32	-		-
127	1-Jul-32	-		-
128	1-Aug-32	-		-
129	1-Sep-32	-		-
130	1-Oct-32	-		-
131	1-Nov-32	-		-
132	1-Dec-32	-		-
133	1-Jan-33	-		-
134	1-Feb-33	-		-
135	1-Mar-33	-		-
136	1-Apr-33	-		-
137	1-May-33	-		-
138	1-Jun-33	-		-
139	1-Jul-33	-		-
140	1-Aug-33	-		-
141	1-Sep-33	-		-
142	1-Oct-33	-		-
143	1-Nov-33	-		-
144	1-Dec-33	-		-
145	1-Jan-34	-		-
146	1-Feb-34	-		-
147	1-Mar-34	-		-
148	1-Apr-34	-		-
149	1-May-34	-		-
150	1-Jun-34	-		-
151	1-Jul-34	-		-
152	1-Aug-34	-		-
153	1-Sep-34	-		-
154	1-Oct-34	-		-

155	1-Nov-34	-		-
156	1-Dec-34	-		-
157	1-Jan-35	-		-
158	1-Feb-35	-		-
159	1-Mar-35	-		-
160	1-Apr-35	-		-
161	1-May-35	-		-
162	1-Jun-35	-		-
163	1-Jul-35	-		-
164	1-Aug-35	-		-
165	1-Sep-35	-		-
166	1-Oct-35	-		-
167	1-Nov-35	-		-
168	1-Dec-35	-		-
169	1-Jan-36	-		-
170	1-Feb-36	-		-
171	1-Mar-36	-		-
172	1-Apr-36	-		-
173	1-May-36	-		-
174	1-Jun-36	-		-
175	1-Jul-36	-		-
176	1-Aug-36	-		-
177	1-Sep-36	-		-
178	1-Oct-36	-		-
179	1-Nov-36	-		-
180	1-Dec-36	-		-
181	1-Jan-37	-		-
182	1-Feb-37	-		-
183	1-Mar-37	-		-
184	1-Apr-37	-		-
185	1-May-37	-		-
186	1-Jun-37	-		-
187	1-Jul-37	-		-
188	1-Aug-37	-		-
189	1-Sep-37	-		-
190	1-Oct-37	-		-
191	1-Nov-37	-		-
192	1-Dec-37	-		-
193	1-Jan-38	-		-

194	1-Feb-38	-			-
195	1-Mar-38	-			-
196	1-Apr-38	-			-
197	1-May-38	-			-
198	1-Jun-38	-			-
199	1-Jul-38	-			-
200	1-Aug-38	-			-
201	1-Sep-38	-			-
202	1-Oct-38	-			-
203	1-Nov-38	-			-
204	1-Dec-38	-			-
205	1-Jan-39	-			-
206	1-Feb-39	-			-
207	1-Mar-39	-			-
208	1-Apr-39	-			-
209	1-May-39	-			-
210	1-Jun-39	-			-
211	1-Jul-39	-			-
212	1-Aug-39	-			-
213	1-Sep-39	-			-
214	1-Oct-39	-			-
215	1-Nov-39	-			-
216	1-Dec-39	-			-
217	1-Jan-40	-			-
218	1-Feb-40	-			-
219	1-Mar-40	-			-
220	1-Apr-40	-			-
221	1-May-40	-			-
222	1-Jun-40	-			-
223	1-Jul-40	-			-
224	1-Aug-40	-			-
225	1-Sep-40	-			-
226	1-Oct-40	-			-
227	1-Nov-40	-			-
228	1-Dec-40	-			-
229	1-Jan-41	-			-
230	1-Feb-41	-			-
231	1-Mar-41	-			-
232	1-Apr-41	-			-

233	1-May-41	-		-

Option Period 1:

234	1-Jun-41	-		-
235	1-Jul-41	-		-
236	1-Aug-41	-		-
237	1-Sep-41	-		-
238	1-Oct-41	-		-
239	1-Nov-41	-		-
240	1-Dec-41	-		-
241	1-Aug-42	-		-
242	1-Sep-42	-		-
243	1-Oct-42	-		-
244	1-Nov-42	-		-
245	1-Dec-42	-		-
246	1-Jan-43	-		-
247	1-Feb-43	-		-
248	1-Mar-43	-		-
249	1-Apr-43	-		-
250	1-May-43	-		-
251	1-Jun-43	-		-
252	1-Jul-43	-		-
253	1-Aug-43	-		-
254	1-Sep-43	-		-
255	1-Oct-43	-		-
256	1-Nov-43	-		-
257	1-Dec-43	-		-
258	1-Jan-44	-		-
259	1-Feb-44	-		-
260	1-Mar-44	-		-
261	1-Apr-44	-		-
262	1-May-44	-		-
263	1-Jun-44	-		-
264	1-Jul-44	-		-
265	1-Aug-44	-		-
266	1-Sep-44	-		-
267	1-Oct-44	-		-
268	1-Nov-44	-		-

269	1-Dec-44	-		-
270	1-Jan-45	-		-
271	1-Feb-45	-		-
272	1-Mar-45	-		-
273	1-Apr-45	-		-
274	1-May-45	-		-
275	1-Jun-45	-		-
276	1-Jul-45	-		-
277	1-Aug-45	-		-
278	1-Sep-45	-		-
279	1-Oct-45	-		-
280	1-Nov-45	-		-
281	1-Dec-45	-		-
282	1-Jan-46	-		-
283	1-Feb-46	-		-
284	1-Mar-46	-		-
285	1-Apr-46	-		-
286	1-May-46	-		-

Option Period 2:

287	1-Jun-46	-		-
288	1-Jul-46	-		-
289	1-Aug-46	-		-
290	1-Sep-46	-		-
291	1-Oct-46	-		-
292	1-Nov-46	-		-
293	1-Dec-46	-		-
294	1-Aug-47	-		-
295	1-Sep-47	-		-
296	1-Oct-47	-		-
297	1-Nov-47	-		-
298	1-Dec-47	-		-
299	1-Jan-48	-		-
300	1-Feb-48	-		-
301	1-Mar-48	-		-
302	1-Apr-48	-		-
303	1-May-48	-		-
304	1-Jun-48	-		-

305	1-Jul-48	-			-
306	1-Aug-48	-			-
307	1-Sep-48	-			-
308	1-Oct-48	-			-
309	1-Nov-48	-			-
310	1-Dec-48	-			-
311	1-Jan-49	-			-
312	1-Feb-49	-			-
313	1-Mar-49	-			-
314	1-Apr-49	-			-
315	1-May-49	-			-
316	1-Jun-49	-			-
317	1-Jul-49	-			-
318	1-Aug-49	-			-
319	1-Sep-49	-			-
320	1-Oct-49	-			-
321	1-Nov-49	-			-
322	1-Dec-49	-			-
323	1-Jan-50	-			-
324	1-Feb-50	-			-
325	1-Mar-50	-			-
326	1-Apr-50	-			-
327	1-May-50	-			-
328	1-Jun-50	-			-
329	1-Jul-50	-			-
330	1-Aug-50	-			-
331	1-Sep-50	-			-
332	1-Oct-50	-			-
333	1-Nov-50	-			-
334	1-Dec-50	-			-
335	1-Jan-51	-			-
336	1-Feb-51	-			-
337	1-Mar-51	-			-
338	1-Apr-51	-			-
339	1-May-51	-			-